Exhibit 99.1

NRMLT 2019-4

Narrative

July 8, 2019

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2015 through June 2019 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on one thousand thirteen (1,013) mortgage loans, which represents 51.21% of the original total population of one thousand nine hundred seventy eight (1,978) mortgage loans with an aggregate original principal balance of approximately $324 million.

INITIAL POPULATION

AMC performed a sample review of 1,013 seasoned mortgage loans for the Client from August 2015 to June 2019. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Subsequently, the securitization population was finalized with a total of 1,973 seasoned mortgage loans (the “Final Securitization Population”) through reduction of 5 seasoned mortgage loans from the Potential Securitization Population for various reasons. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 1,008 unique mortgage loans as follows: Compliance Review (1,008 mortgage loans), Data Integrity Review (431 mortgage loans), Pay History Review (404 mortgage loans), Collection Comment Review (26 mortgage loans), and Title Review and Title Lien Alert Review on (741 mortgage loans).

Compliance Reviews (1,008 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC originally selected a random sample of 408 mortgage loans for review and an additional population of 449 mortgage loans were added to the Compliance Review sample which consisted of (i) 228 re-performing mortgage loans, (ii) 81 state specific mortgage loans, (iii) 46 mortgage loans that were modified in the 13-24 months prior to the Review (iv) 23 mortgage loans that were previously non-performing, (v) 42 Texas loans and, (vi) 29 mortgage loans that were newly tested. These additions increased the relevant Compliance Review population to 857 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 151 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population. This addition increased the total mortgage loans subject to the Compliance Review to 1,008 mortgage loans which represented approximately 51.09% of the Final Securitization Population.

Data Integrity Review (431 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 431 mortgage loans in the Final Securitization Population.

Pay History Review (404 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 404 mortgage loans in the Final Securitization Population.

Collection Comment Review (26 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 26 mortgage loans in the Final Securitization Population.

Title Lien Alert Reviews (741 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 741 mortgage loans in the Final Securitization Population for purposes of conducting the Title Lien Alert Reviews.

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FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 1,008 mortgage loans that comprised part of the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final
		Securitization Population
Final Securitization Population	1,973	100.00%
Compliance Population	1,008	51.09%
Data Integrity Population	431	21.84%
Pay History Population	404	20.48%
Collection Comment Population	26	1.32%
Title Population	741	37.56%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Sale Price	Property Units	First Pmt Chg Date
First Name	LTV	Maturity Date	Rounding Code
Occupancy	CLTV	Mod Flag	Lookback Period
Purpose	Note Date	Mod Date	Initial Rate Cap
Address	Loan Amount	Margin	Periodic Rate Cap
State	First Payment Date	Rate Index	Life Rate Cap
Zip	Original Rate	Amortization Term	Life Rate Floor
Property Type	Original P&I	Neg Am Flag
Lien Position	Interest Only Flag	IO Term
Appraised Value	1st Rate Chg Date	Balloon Flag

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant

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factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

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iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;

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  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twenty-four (24) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Lien Alert Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,008 mortgage loans, 897 mortgage loans (88.99%) had exceptions with 170 mortgage loans (16.87%) retaining rating agency grades of “C” or “D” and 727 mortgage loans (72.12%) retaining a grade of “B”. The remaining 111 mortgage loans (11.01%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Grading Summary
Final Loan Grade	# of Loans	% of Loans*
A	111	11.01%
B	727	72.12%
C	34	3.37%
D	136	13.49%
Total	1,008	100.00%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, Moodys and Morningstar grading criteria.

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Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	122
		Incomplete File	15
		Missing, Incorrect, or Incomplete Note	9
		Total Compliance Grade (D) Exceptions:	146
	C	State Defect	113
		Missing Required Data (other than HUD-1 or Note)	2
		Total Compliance Grade (C) Exceptions:	115
	B	Missing Application Date	723
		TILA	542
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	190
		Missing, Incorrect, or Incomplete GFE	192
		Missing, Incorrect, or Incomplete Final TIL	138
		FACTA	103
		RESPA	92
		Misc. State Level	70
		Missing Non-Required Data	71
		LTV Test	57
		State Defect	53
		Missing Required Data (other than HUD-1 or Note)	43
		State Late Charge	20
		Missing Required Data	10
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		GSE	6
		Final TIL Estimated	4
		State HPML	1
		Missing, Incorrect, or Incomplete Initial TIL	1
		Total Compliance Grade (B) Exceptions:	2,325
Total Compliance Exceptions:			2,586

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 431 mortgage loans included within the Data Integrity population, 51 unique mortgage loans had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Label	Delta(s)	% of Population
MODDATE	35	3.47%
CLTV	4	0.40%
FPDATE	4	0.40%
STADDRESS	3	0.30%
APPVAL	2	0.20%
MTDATE	2	0.20%
PROPTYPE	2	0.20%
ORIGDATE	1	0.10%
Total	53

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PAYMENT HISTORY REVIEW SUMMARY

For the 404 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with a cut-off date of February 28, 2019 for 187 mortgage loans, March 31, 2019 for 138 mortgage loans, April 30, 2019 for 27 mortgage loans, and May 31, 2019 for the remaining 52 mortgage loans. Using the MBA methodology, AMC created a pay string using a twenty-four (24) month look back on all 404 mortgage loans.

Within this population, 167 mortgage loans (41.34%) had complete pay history data and no delinquencies during the lookback period and 72 mortgage loans (17.82%) had complete payment history data with at least one delinquency during the lookback period. Of the remaining loans, 135 mortgage loans (33.41%) had at least one-month missing during the lookback period and exhibited no delinquencies during the lookback period and 30 mortgage loans (7.43%) had at least one-month missing during the lookback period and at least one delinquency during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data (24 month look back)	167	41.34%
No Delinquency, At Least One Month Missing (24 month look back)	135	33.42%
Delinquency, No Missing Data (24 month look back)	72	17.82%
Delinquency, At Least One Month Missing (24 month look back)	30	7.43%
Total	404	100.00%

*May not sum to 100% due to rounding.

COLLECTION COMMENT REVIEW SUMMARY

For the 26 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. At the time of the review, the current status of the mortgage loans was noted as performing for 3 mortgage loans, delinquent for 21 mortgage loans, and in bankruptcy for 2 mortgage loans.

TITLE REVIEW SUMMARY

Title Lien Alert Review (741 Mortgage Loans)

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 731 mortgage loans which showed 436 mortgage loans were in first lien position. This review was unable to confirm the lien position on 295 mortgage loans. The Client ordered initial searches on 10 additional loans and supplemental searches on the 295 mortgage loans where lien position was unable to be determined from the initial report. From those searches a total of 303 mortgage loans were confirmed to be in first lien position through these supplemental searches. For the remaining 2 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans
Fixed	747	74.11%
Adjustable	246	24.40%
Unknown	15	1.49%
Total	1,008	100.00%

Lien Position	Loan Count	% of Loans
1	995	98.71%
Unknown	13	1.29%
Total	1,008	100%

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Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	186	18.45%
Cash Out: Home Improvement/Renovation	13	1.29%
Cash Out: Other/Multi-purpose/Unknown Purpose	330	32.74%
First Time Home Purchase	122	12.10%
Other-than-first-time Home Purchase	216	21.43%
Rate/Term Refinance - Borrower Initiated	109	10.81%
Construction to Permanent	4	0.40%
Unknown	28	2.78%
Total	1,008	100%

Original Term	Loan Count	% of Loans
121-180 Months	32	3.17%
181-240 Months	23	2.28%
241-360 Months	938	93.06%
Unknown	15	1.49%
Total	1,008	100%

Property Type	Loan Count	% of Loans
Single Family Detached	644	63.89%
Co-op	1	0.10%
Condo, Low Rise	43	4.27%
Condo, High Rise	2	0.20%
PUD	139	13.79%
Townhouse	10	0.99%
Single-wide Manufactured Housing	8	0.79%
1 Family Attached	9	0.89%
2 Family	59	5.85%
3 Family	18	1.79%
4 Family	3	0.30%
Other	14	1.39%
Unknown	58	5.75%
Total	1,008	100%

Occupancy	Loan Count	% of Loans
Primary	848	84.13%
Investment	128	12.70%
Second Home	14	1.39%
Unknown	18	1.79%
Total	1,008	100%

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